Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Granting Practices
The Compensation Committee (or, with respect to our CEO, the Board) typically grants long-term incentive awards to executive officers each February, and the Board meeting date is generally the effective grant date for the grants. However, in 2024 and in connection with design changes implemented following the January 2024 accident, long-term incentive awards for our executive officers were granted in March. The grant date fair market value of RSUs and PRSUs is determined by reference to the average of the high and low prices of a share of Boeing common stock on the grant date. For stock options, the exercise price is determined by reference to the same fair market value, with any applicable premium applied (120% for stock options granted to our CEO in connection with his hire). Executive officers who join the Company after the annual grant date are generally eligible for their first long-term incentive awards on the next regular annual grant date or upon or shortly after hire. The Committee does not take material nonpublic information into account when determining the grant date, vesting date or other terms and conditions of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	The Compensation Committee (or, with respect to our CEO, the Board) typically grants long-term incentive awards to executive officers each February, and the Board meeting date is generally the effective grant date for the grants. However, in 2024 and in connection with design changes implemented following the January 2024 accident, long-term incentive awards for our executive officers were granted in March.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false